Exhibit 10.1.9

EXECUTION COPY

AMENDMENT NO. 13

Dated as of December 15, 2009

to

CREDIT AGREEMENT

Dated as of August 17, 2007

THIS AMENDMENT NO. 13 (“Amendment”) is made as of December 15, 2009 by and among YRC Worldwide Inc. (the “Company”), the Canadian Borrower and the UK Borrower (together with the Company, the “Borrowers”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, National Association, as Administrative Agent (the “Administrative Agent”), under that certain Credit Agreement dated as of August 17, 2007 by and among the Borrowers from time to time party thereto, the Lenders and the Administrative Agent (as amended, amended and restated, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Company has requested that the Lenders and the Administrative Agent agree to certain amendments to the Credit Agreement; and

WHEREAS, the Lenders party hereto and the Administrative Agent have agreed to such amendments on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders party hereto and the Administrative Agent have agreed to enter into this Amendment.

1. Amendments to Credit Agreement. Effective as of the date of satisfaction or waiver of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:

(a) Section 2.01(g) of the Credit Agreement is hereby amended to delete the reference to “December 15, 2009” appearing therein and to replace therefor a reference to “January 11, 2010”.

(b) Section 2.09(d) of the Credit Agreement is hereby amended to delete the references to “December 16, 2009” appearing therein and in each case to replace therefor a reference to “January 12, 2010”.

(c) Section 6.05(d) of the Credit Agreement is hereby restated in its entirety as follows:

(d) the consideration received in connection with any Non-Real Estate Asset Sale and involving an asset with a net book value in excess of $5,000 shall be equal to or greater than 100% of the net book value of the asset subject to such Asset Sale;

(d) Section 6.07(c) of the Credit Agreement is hereby amended to delete the reference to “December 16, 2009” appearing therein and to replace therefor a reference to “January 12, 2010”.

2. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that (a) the Administrative Agent shall have received (i) counterparts of this Amendment duly executed by the Borrowers, the Supermajority Lenders and the Administrative Agent, (ii) the Consent and Reaffirmation attached hereto duly executed by the Subsidiary Guarantors, (iii) an amendment in respect of the Yellow Receivables Facility in form and substance similar to this Amendment and reasonably satisfactory to the Administrative Agent and (iv) those documents and instruments as may be reasonably requested by the Administrative Agent and (b) the Company shall have paid all previously invoiced, reasonable, out-of-pocket expenses of the Administrative Agent (including, to the extent invoiced, reasonable attorneys’ fees and expenses) in connection with this Amendment and the other Loan Documents, in each case to the extent reimbursable under the terms of the Credit Agreement.

3. Representations and Warranties of the Borrowers. Each Borrower hereby represents and warrants as follows as of the closing date of this Amendment:

(a) This Amendment and the Credit Agreement, as amended hereby, constitute legal, valid and binding obligations of such Borrower and are enforceable against such Borrower in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) As of the date hereof after giving effect to the terms of this Amendment, (i) no Default shall have occurred and be continuing and (ii) the representations and warranties of the Borrowers set forth in the Credit Agreement, as amended hereby, are true and correct in all material respects on and as of the date hereof, except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct in all material respects on and as of such earlier date.

4. Reference to and Effect on the Credit Agreement.

(a) Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b) Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

5. Release. In further consideration of the execution by the Administrative Agent and the Lenders of this Amendment, to the extent permitted by applicable law, the Company, on behalf of itself and each of its Subsidiaries, and all of the successors and assigns of each of the foregoing (collectively, the “Releasors”), hereby completely, voluntarily, knowingly, and unconditionally releases and forever discharges the Collateral Agent, the Administrative Agent, each of the Lenders, each of their advisors, professionals and employees, each affiliate of the foregoing and all of their respective permitted successors and assigns (collectively, the “Releasees”), from any and all claims, actions, suits, and other liabilities, including, without limitation, any so-called “lender liability” claims or defenses (collectively, “Claims”), whether arising in law or in equity, which any of the Releasors ever had, now has or hereinafter can, shall or may have against any of the Releasees for, upon or by reason of any matter, cause or thing whatsoever from time to time occurred on or prior to the date hereof, in any way concerning, relating to, or arising from (i) any of the Transactions, (ii) the Secured Obligations, (iii) the Collateral, (iv) the Credit Agreement or any of the other Loan Documents, (v) the financial condition, business operations, business plans, prospects or creditworthiness of the Borrowers, and (vi) the negotiation, documentation and execution of this Amendment and any documents relating hereto except for Claims determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence, bad faith or willful misconduct of such Releasee (or any of its Related Parties). The Releasors hereby acknowledge that they have been advised by legal counsel of the meaning and consequences of this release.

6. Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

8. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

YRC WORLDWIDE INC., as the Company

By:
Name:
Title:

REIMER EXPRESS LINES LTD./REIMER EXPRESS LTEE, as a Canadian Borrower

By:
Name:
Title:

YRC LOGISTICS LIMITED, as a UK Borrower

By:
Name:
Title:

Signature Page to Amendment No. 13

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Administrative Agent, as a US Tranche Lender and as US Tranche Swingline Lender

By:
Name:
Title:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, TORONTO BRANCH, as Canadian Agent, as a Canadian Tranche Lender and as Canadian Tranche Swingline Lender

By:
Name:
Title:

J.P. MORGAN EUROPE LIMITED, as UK Agent

By:
Name:
Title:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, LONDON BRANCH, as a UK Tranche Lender and as UK Tranche Swingline Lender

By:
Name:
Title:

Signature Page to Amendment No. 13

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

BANK OF AMERICA, N.A., as a Syndication Agent and as a US Tranche Lender

By:
Name:
Title:

BANK OF AMERICA, N.A. (CANADA BRANCH), as a Canadian Tranche Lender

By:
Name:
Title:

BANK OF AMERICA, N.A., as Successor by Merger to LASALLE BANK NATIONAL ASSOCIATION, as a US Tranche Lender

By:
Name:
Title:

Signature Page to Amendment No. 13

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

SUNTRUST BANK, as a Syndication Agent and as a US Tranche Lender

By:
Name:
Title:

US BANK NATIONAL ASSOCIATION, as a Documentation Agent, as a US Tranche Lender and as a Canadian Tranche Lender

By:
Name:
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Documentation Agent, as a US Tranche Lender and as a UK Tranche Lender

By:
Name:
Title:

BANK OF TOKYO-MITSUBISHI UFJ, LTD, as a Documentation Agent and as a US Tranche Lender

By:
Name:
Title:

THE ROYAL BANK OF SCOTLAND plc, as a US Tranche Lender and as a UK Tranche Lender

By:
Name:
Title:

Signature Page to Amendment No. 13

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

BMO CAPITAL MARKETS FINANCING, INC., as a US Tranche Lender

By:
Name:
Title:

BANK OF MONTREAL, as a Canadian Tranche Lender

By:
Name:
Title:

SUMITOMO MITSUI BANKING CORPORATION, as a US Tranche Lender

By:
Name:
Title:

UMB BANK, n.a., as a US Tranche Lender

By:
Name:
Title:

TAIWAN BUSINESS BANK, as a US Tranche Lender

By:
Name:
Title:

Signature Page to Amendment No. 13

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

MEGA INTERNATIONAL COMMERCIAL BANK CO., LTD., NEW YORK BRANCH, as a US Tranche Lender

By:
Name:
Title:

TAIPEI FUBON COMMERCIAL BANK CO., LTD., as a US Tranche Lender

By:
Name:
Title:

HUA NAN COMMERCIAL BANK, LTD., LOS ANGELES BRANCH, as a US Tranche Lender

By:
Name:
Title:

HUA NAN COMMERCIAL BANK, LTD., NEW YORK AGENCY, as a US Tranche Lender

By:
Name:
Title:

BANK OF COMMUNICATIONS CO., LTD., NEW YORK BRANCH, as a US Tranche Lender

By:
Name:
Title:

Signature Page to Amendment No. 13

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

CHANG HWA COMMERCIAL BANK, LTD., NEW YORK BRANCH, as a US Tranche Lender

By:
Name:
Title:

FIRST COMMERCIAL BANK, LOS ANGELES BRANCH, as a US Tranche Lender

By:
Name:
Title:

[LENDER - INSERT LEGAL NAME IN CAPS AND DELETE BRACKETS], as a US Tranche Lender

By:
Name:
Title:

Signature Page to Amendment No. 13

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

EXECUTION COPY

AMENDMENT NO. 14

Dated as of December 21, 2009

to

CREDIT AGREEMENT

Dated as of August 17, 2007

THIS AMENDMENT NO. 14 (“Amendment”) is made as of December 21, 2009 by and among YRC Worldwide Inc. (the “Company”), the Canadian Borrower and the UK Borrower (together with the Company, the “Borrowers”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, National Association, as Administrative Agent (the “Administrative Agent”), under that certain Credit Agreement dated as of August 17, 2007 by and among the Borrowers from time to time party thereto, the Lenders and the Administrative Agent (as amended, amended and restated, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Company has requested that the Lenders and the Administrative Agent agree to certain amendments to the Credit Agreement; and

WHEREAS, the Lenders party hereto and the Administrative Agent have agreed to such amendments on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders party hereto and the Administrative Agent have agreed to enter into this Amendment.

1. Amendments to Credit Agreement. Effective as of the date of satisfaction or waiver of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:

(a) The definition of “Aggregate Revolver Reserve Amount” appearing in Section 1.01 of the Credit Agreement is hereby restated in its entirety as follows:

“Aggregate Revolver Reserve Amount” means, as of any date of determination, an amount equal to the sum of (i) the Existing Revolver Reserve Amount (Performance) as of such date, (ii) the Existing Revolver Reserve Amount (Payroll) and (iii) the New Revolver Reserve Amount as of such date.

(b) The definition of “Permitted Interim Loans” appearing in Section 1.01 of the Credit Agreement is hereby restated in its entirety as follows:

“Permitted Interim Loans” means Revolving Loans made by the Lenders to the Company in US Dollars in respect of the Existing Revolver Reserve Amount (Payroll) all in accordance with the terms of Section 2.01(f) and (g) and Section 4.02(h) (and subject to the sweep mechanics set forth in Section 2.12(k)).

(c) The definition of “Permitted 2010 Maturing Notes Repayment Sources” appearing in Section 1.01 of the Credit Agreement is hereby restated in its entirety as follows:

“Permitted 2010 Maturing Notes Repayment Sources” means:

(a) the Net Cash Proceeds of the issuance of any common stock or other Equity Interests of the Company or the issuance of common stock or other Equity Interests of the Company; and

(b) the Net Cash Proceeds of the incurrence of any unsecured Indebtedness permitted hereby.

(d) The definition of “Recapitalization Transaction” appearing in Section 1.01 of the Credit Agreement is hereby restated in its entirety as follows:

“Recapitalization Transaction” means that (x) (i) no less than 70% (or such other percentage as is consented to by the Supermajority Lenders) of the aggregate principal amount of the USF Bonds and (ii) no less than 85% (or such other percentage as is consented to by the Supermajority Lenders) of the aggregate total principal amount of the 5% Contingent Convertible Senior Notes and the 3.375% Contingent Convertible Senior Notes shall have converted to capital stock of the Company on terms and conditions reasonably acceptable to the Administrative Agent and (y) to the extent required, the requisite number of shareholders of the Company shall have consented to the equity issuance and other actions required to consummate the conversion described in the foregoing clause (x).

(e) Section 1.01 of the Credit Agreement is hereby amended to insert the following new definitions therein the appropriate alphabetical order as follows:

“Amendment No. 14 Effective Date” means December 21, 2009.

“Existing Block Loans (Performance)” means Revolving Loans made by the Lenders to the Company in respect of the Existing Revolver Reserve Amount (Performance) all in accordance with the terms of Section 2.01(f) and Section 4.02(d).

“Existing Revolver Reserve Amount (Payroll)” means the amount of Revolving Commitments which are available to the Company subject to the satisfaction or waiver of the conditions precedent set forth in Section 4.02(h), as such amount may be reduced from time to time pursuant to the terms hereof. As of the Amendment No. 14 Effective Date, the Existing Revolver Reserve Amount (Payroll) is $50,000,000, and the Existing Revolver Reserve Amount (Payroll) shall not exceed such amount.

“Existing Revolver Reserve Amount (Performance)” means the amount of Revolving Commitments which are available to the Company subject to the satisfaction or waiver of the conditions precedent set forth in Section 4.02(d), as such amount may be reduced from time to time pursuant to the terms hereof. As of the Amendment No. 14 Effective Date, the Existing Revolver Reserve Amount (Performance) is $56,000,000, and the Existing Revolver Reserve Amount (Performance) shall not exceed such amount.

(f) Section 1.01 of the Credit Agreement is hereby amended to delete each of the following definitions therefrom: “Existing Block Loans” and “Existing Revolver Reserve Amount”.

(g) Section 2.01(f) of the Credit Agreement is hereby restated in its entirety as follows:

(f) Notwithstanding anything to the contrary set forth in this Section 2.01, (i) there shall be no obligation of any Lender to make any Existing Block Loans (Performance) or issue any Letters of Credit in respect of the Existing Revolver Reserve Amount (Performance) unless the conditions specified in Section 4.02(d) shall have been satisfied or waived as of the date of the making of such Loans or the issuance of such Letters of Credit, (ii) there shall be no obligation of any Lender to make any Permitted Interim Loans in respect of the Existing Revolver Reserve Amount (Payroll) unless the conditions specified in Section 4.02(h) shall have been satisfied or waived as of the date of the making of such Loans and (iii) there shall be no obligation of any Lender to make any New Block Loans or issue any Letters of Credit in respect of New Revolver Reserve Amount unless the conditions specified in Section 4.02(e) shall have been satisfied or waived as of the date of the making of such Loans or the issuance of such Letters of Credit. Further, (i) no Existing Block Loan (Performance) shall be advanced or Letter of Credit issued in respect of the Existing Revolver Reserve Amount (Performance) by the Lenders if the aggregate principal amount of Existing Block Loans (Performance) plus Letters of Credit in respect of the Existing Revolver Reserve Amount (Performance) then outstanding would exceed the Existing Revolver Reserve Amount (Performance) at such time, (ii) no Permitted Interim Loan shall be advanced in respect of the Existing Revolver Reserve Amount (Payroll) by the Lenders if the aggregate principal amount of Permitted Interim Loans in respect of the Existing Revolver Reserve Amount (Payroll) then outstanding would exceed the Existing Revolver Reserve Amount (Payroll) at such time and (iii) no New Block Loan shall be advanced or Letter of Credit issued in respect of New Revolver Reserve Amount by the Lenders if the aggregate principal amount of New Block Loans plus Letters of Credit issued in respect of the New Revolver Reserve Amount then outstanding would exceed the New Revolver Reserve Amount at such time.

(h) Section 2.01(g) of the Credit Agreement is hereby amended (i) to delete the reference to “January 11, 2010” appearing therein and to replace therefor a reference to “December 31, 2011” and (ii) to delete the reference to “Existing Revolver Reserve Amount” appearing therein and to replace therefor a reference to “Aggregate Revolver Reserve Amount”.

(i) Section 2.02(c) of the Credit Agreement is hereby amended to delete the reference to “(other than Acceptances and Borrowings in respect of the Existing Revolver Reserve Amount and in respect of the New Revolver Reserve Amount)” appearing therein and to replace therefor a reference to “(other than Acceptances and Borrowings in respect of the Existing Revolver Reserve Amount (Payroll), in respect of the Existing Revolver Reserve Amount (Performance) and in respect of the New Revolver Reserve Amount)”.

(j) Section 2.02(e) of the Credit Agreement is hereby amended (i) to delete each reference to “Existing Revolver Reserve Amount” appearing therein and to replace therefor a reference to “Existing Revolver Reserve Amount (Performance)” in each case and (ii) to delete the reference to “Existing Block Loans” appearing therein and to replace therefor a reference to “Existing Block Loans (Performance)”.

(k) Section 2.03 of the Credit Agreement is hereby amended to delete the reference to “Existing Block Loan” appearing in the last sentence thereof and to replace therefor a reference to “Existing Block Loan (Performance)”.

(l) Section 2.06 of the Credit Agreement is hereby amended to delete the reference to “Existing Revolver Reserve Amount” appearing therein and to replace therefor a reference to “Existing Revolver Reserve Amount (Performance)”.

(m) Section 2.12(a) of the Credit Agreement is hereby amended to restate the last sentence thereof in its entirety as follows:

Any voluntary prepayment of Revolving Loans shall be made in the following order: first, to Permitted Interim Loans, second, to New Block Loans, if any, third, to Existing Block Loans (Performance), if any, and fourth, to Revolving Loans outstanding which are not New Block Loans or Existing Block Loans (Performance) or Permitted Interim Loans (in each case without a corresponding permanent reduction of the Revolving Commitments at such time unless otherwise specified herein).

(n) Section 2.12(e) of the Credit Agreement is hereby amended to restate clauses (iii) and (iv) thereof as well as the final sentence of such Section in their entirety as follows:

(iii) third, prepay Existing Block Loans (Performance) (or cash collateralize Letters of Credit issued in respect of the Existing Revolver Reserve Amount (Performance)) which are outstanding, if any (with a concurrent permanent reduction of the Existing Revolver Reserve Amount (Performance), and the New Revolver Reserve Amount shall be increased by the amount of such prepayment (or cash collateralization) at such time), and

(iv) fourth, prepay Revolving Loans which are not New Block Loans or Existing Block Loans (Performance) or Permitted Interim Loans (or cash collateralize Letters of Credit which were not issued in respect of the New Revolver Reserve Amount or in respect of the Existing Revolver Reserve Amount (Performance)) which are outstanding, if any (with the amount of Revolving Commitments available under such unblocked portion of the facility being decreased and the New Revolver Reserve Amount being increased in like amount).

For the avoidance of doubt, the Applicable Company Percentage of such Net Cash Proceeds referred to in this clause (e) shall not be retained by the Company, but shall instead be used to prepay (without a corresponding commitment reduction) Revolving Loans which are not New Block Loans or Existing Block Loans (Performance) or Permitted Interim Loans (or cash collateralize Letters of Credit which were not issued in respect of the New Revolver Reserve Amount or in respect of the Existing Revolver Reserve Amount) which are outstanding at such time.

(o) Section 2.12(f) of the Credit Agreement is hereby amended to restate clauses (iii) and (iv) thereof in their entirety as follows:

(iii) third, prepay Existing Block Loans (Performance) (or cash collateralize Letters of Credit issued in respect of the Existing Revolver Reserve Amount (Performance)) which are outstanding, if any (with a concurrent permanent reduction of the Existing Revolver Reserve Amount (Performance), and the New Revolver Reserve Amount shall be increased by the amount of such prepayment (or cash collateralization) at such time), and

(iv) fourth, prepay Revolving Loans which are not New Block Loans or Existing Block Loans (Performance) or Permitted Interim Loans (or cash collateralize Letters of Credit which were not issued in respect of the New Revolver Reserve Amount or in respect of the Existing Revolver Reserve Amount (Performance)) which are outstanding, if any (with the amount of Revolving Commitments available under such unblocked portion of the facility being decreased and the New Revolver Reserve Amount being increased in like amount).

(p) Section 2.12(h) of the Credit Agreement is hereby amended to restate the last sentence thereof in its entirety as follows:

Any such prepayment of Revolving Loans shall be made in the following order: first, to Permitted Interim Loans, if any, second, to New Block Loans, if any, third, to Existing Block Loans (Performance), if any, and fourth, to Revolving Loans outstanding which are not New Block Loans or Existing Block Loans (Performance) or Permitted Interim Loans (in each case without a corresponding permanent reduction of the Revolving Commitments at such time).

(q) Section 2.12(i) of the Credit Agreement is hereby restated in its entirety as follows:

(i) Notwithstanding anything to the contrary set forth in this Section 2.12, upon the consummation of the Permitted Disposition, the Company shall make a prepayment in an amount equal to 100% of the Net Cash Proceeds therefrom first to prepay the outstanding Permitted Interim Loans, if any, second, the outstanding Existing Block Loans (Performance), if any, and third to prepay Revolving Loans which are not New Block Loans or Existing Block Loans (Performance) or Permitted Interim Loans (or cash collateralize Letters of Credit which were not issued in respect of the New Revolver Reserve Amount or in respect of the Existing Revolver Reserve Amount (Performance) which are outstanding, if any (with the amount of Revolving Commitments available under such unblocked portion of the facility being decreased in like amount), and the New Revolver Reserve Amount shall be increased by an amount equal to such prepayments at such time.

(r) Section 2.12(l) of the Credit Agreement is hereby amended to restate clause (ii) thereof in its entirety as follows:

(ii) other than as a result of the events described in the foregoing clause (i), then, subject to the proviso below, (x) the Revolving Commitments shall be permanently reduced (first reducing the New Revolver Reserve Amount and then the Existing Revolver Reserve Amount (Performance) and then the Existing Revolver Reserve Amount (Payroll)) by an amount equal to such excess without any repayment in cash by the Company (unless any such reduction of the Revolving Commitments requires a concurrent repayment of Revolving Loans) and (y) thereafter, if the New Revolver Reserve Amount and the Existing Revolver Reserve Amount (Performance) and the Existing Revolver Reserve Amount (Payroll) all equal $0, then the Company shall make a prepayment of the Obligations in an amount equal to such Liquidity Excess Amount for application by the Administrative Agent in accordance with the provisions of Section 2.19(f);

(s) Section 2.19(f) of the Credit Agreement is hereby amended (i) to delete the reference to “Existing Revolver Reserve Amount” appearing therein and to replace therefor a reference to “Existing Revolver Reserve Amount (Performance)” and (ii) to delete each reference to “Existing Block Loans” appearing therein and to replace therefor a reference to “Existing Block Loans (Performance)” in each case.

(t) Section 4.02(d) of the Credit Agreement is hereby restated in its entirety as follows:

(d) To the extent that the Company has requested a Borrowing or the issuance of a Letter of Credit which would utilize all or any portion of the Existing Revolver Reserve Amount (Performance), the following further conditions precedent must be satisfied (or waived by the Supermajority Lenders):

(i) the Amendment No. 12 Effective Date and the Amendment No. 14 Effective Date shall have occurred;

(ii) no unused Revolving Commitments exist (other than in respect of the Existing Revolver Reserve Amount (Performance), the Existing Revolver Reserve Amount (Payroll) and the New Revolver Reserve Amount) and there are no amounts available for drawing under the Yellow Receivables Facility as of such date;

(iii) after giving effect to such request Unrestricted Cash shall be less than or equal to $125,000,000 (or, to the extent that any Permitted Interim Loans are outstanding as of the date of such request, $100,000,000); and

(iv) either (x) subject to the proviso immediately following this clause (iv) (1) Weekly Operating EBITDA set forth on the most recent Weekly Operating EBITDA Report required to be delivered pursuant to Section 5.01A(a) shall be equal to or greater than the amount set forth opposite the relevant date on Part 1 of Schedule 4.02(d) attached hereto (such compliance to be demonstrated and certified to by a Financial Officer of the Company to the Administrative Agent as of the date of any such Borrowing Request in a form reasonably acceptable to the Administrative Agent), (2) the SG&A (Monthly) set forth on the most recent SG&A (Monthly) Expense Report required to be delivered pursuant to Section 5.01(n) shall be less than the amount set forth opposite the relevant date on Part 2 of Schedule 4.02(d) attached hereto (such compliance to be demonstrated and certified to by a Financial Officer of the Company to the Administrative Agent as of the date of any such Borrowing Request in a form reasonably acceptable to the Administrative Agent), (3) the Recapitalization Transaction shall have been consummated and (4) the Specified Pension Fund Deferral Transaction Amendment shall be fully executed and effective or (y) the Supermajority Lenders shall have consented to the Borrowing or issuance of a Letter of Credit with respect to such Existing Revolver Reserve Amount (Performance) by the Company;

provided that, if at any time, the Adjusted Weekly Operating EBITDA set forth in the Adjusted Weekly Operating EBITDA Report required to be delivered pursuant to Section 5.01A(b) is less than (x) the amount set forth opposite the relevant date on Part 1 of Schedule 4.02(d) attached hereto minus (y) $5,000,000, and the Lenders made any Loans or any Issuing Bank issued a Letter of Credit to the Company which utilized all or any portion of the Existing Revolver Reserve Amount (Performance) in reliance on the Company having satisfied the conditions set forth in Section 4.02(d)(iv)(x) above, then, from and after the date of delivery of the Adjusted Weekly Operating EBITDA Report reflecting any such deficit, the Company may not request any Loans or the issuance of any Letter of Credit (and the Lenders shall be under no obligation to so lend and the Issuing Banks shall be under no obligation to so issue) which would utilize any all or any portion of the Existing Revolver Reserve Amount (Performance) regardless of whether the Company has satisfied the conditions set forth in Section 4.02(d)(iv)(x) above unless and until the Supermajority Lenders have consented to the Company being permitted to once again gain access to such Loans or Letters of Credit by satisfying such conditions.

(u) Section 4.02(e) of the Credit Agreement is hereby restated in its entirety as follows:

(e) To the extent that the Company has requested a Borrowing or the issuance of a Letter of Credit which would utilize all or any portion of the New Revolver Reserve Amount, the following further conditions precedent must be satisfied (or waived by the Supermajority Lenders):

(i) the Amendment No. 12 Effective Date shall have occurred;

(ii) no unused Revolving Commitments exist (other than in respect of the New Revolver Reserve Amount and the Existing Revolver Reserve Amount (Payroll)) and there are no amounts available for drawing under the Yellow Receivables Facility as of such date;

(iii) after giving effect to such request Unrestricted Cash shall be less than or equal to $125,000,000 (or, to the extent that any Permitted Interim Loans are outstanding as of the date of such request, $100,000,000);

(iv) the Recapitalization Transaction shall have been consummated;

(v) the Specified Pension Fund Deferral Transaction Amendment shall be fully executed and effective;

(vi) the Cash Settlement Amount of the aggregate outstanding amount of the USF Bonds is equal to $0;

(vii) the Cash Settlement Amount of the aggregate outstanding amount of the 5% Contingent Convertible Senior Notes which retain a put right which enables the holders thereof to put their notes to the Company or any of its Subsidiaries prior to February 18, 2013 is equal to $0; and

(viii) the Supermajority Lenders shall have consented to the Borrowing or issuance of a Letter of Credit with respect to such New Revolver Reserve Amount by the Company.

(v) Section 4.02(h) of the Credit Agreement is hereby restated in its entirety as follows:

(h) To the extent that the Company has requested a Borrowing which would utilize all or any portion of the Existing Revolver Reserve Amount (Payroll), (i) the Administrative Agent shall have received evidence reasonably satisfactory to it that as of such date (x) there is no unused availability under the Revolving Commitments other than amounts comprising the Aggregate Revolver Reserve Amount and (y) there are no amounts available for drawing under the Yellow Receivables Facility as of such date and (ii) the Company shall have delivered to the Administrative Agent a Borrowing Request substantially in the form of Exhibit F hereto (which Borrowing Request shall include a certification by a Financial Officer and the Designated Officer certifying the Interim Loan Availability as of the Business Day immediately prior to the date of such Borrowing Request and calculations reasonably demonstrating the Interim Loan Availability); provided that, unless the Company has delivered to AlixPartners LLP a contingency and status plan in form and substance reasonably acceptable to AlixPartners LLP and such contingency and status plan shall have been approved in writing by the Designated Officer prior to such date, no Permitted Interim Loans shall be available on or after January 12, 2010 (or such later date as may be agreed to by the Required Lenders) until the date on which the Company has delivered such a plan in form and substance reasonably acceptable to AlixPartners LLP.

(w) Section 5.01A(a) of the Credit Agreement is hereby restated in its entirety as follows:

(a) on or prior to the third (3rd) Business Day of each calendar week, a report (in the form delivered to the Administrative Agent on October 22, 2009) setting forth the calculation of Weekly Operating EBITDA for the four calendar week period ending on the second preceding Saturday (including, without limitation, a reasonably detailed description of the assumptions used in connection with the preparation of such report), all in form and detail reasonably acceptable to the Administrative Agent (the “Weekly Operating EBITDA Report”); and

(x) Section 6.05(b) of the Credit Agreement is hereby restated in its entirety as follows:

(b) the consideration received in connection with any Real Estate Asset Sale pursuant to a Sale and Leaseback Transaction (other than the Specified Sale and Leaseback Transaction) shall be equal to or greater than 45% of the appraised value (using an appraisal reasonably acceptable to the Administrative Agent) or, solely to the extent that an acceptable appraisal does not exist, 100% of the net book value of the asset subject to such Asset Sale; provided that, on and after the Amendment No. 12 Effective Date, neither the Company nor any of its Subsidiaries may consummate any Sale and Leaseback Transaction, other than those set forth on Schedule 6.05A so long as the Net Cash Proceeds received in respect of each property listed thereon in connection with the relevant Real Estate Asset Sale is equal to or greater than the “Minimum Cash Proceeds” in respect of such property set forth in materials describing the Sale and Leaseback Transactions set forth on Schedule 6.05A delivered to the Lenders on December 18, 2009, unless the Required Lenders have consented in advance to such Sale and Leaseback Transaction;

(y) Section 6.07(c) of the Credit Agreement is hereby restated in its entirety as follows:

(c) Minimum Cash. (i) From and after April 1, 2010 through and including September 30, 2010, the Company will maintain Available Cash equal to or greater than $25,000,000 and (ii) from and after October 1, 2010, the Company will maintain Available Cash equal to or greater than $50,000,000 at all times.

(z) Section 6.07(d) of the Credit Agreement is hereby amended to restate the table set forth therein in its entirety as follows:

Period	Minimum Consolidated EBITDA
For the fiscal quarter ending on June 30, 2010	$31,500,000
For the two consecutive fiscal quarters ending September 30, 2010	$107,000,000
For the three consecutive fiscal quarters ending December 31, 2010	$173,000,000
For the four consecutive fiscal quarters ending March 31, 2011	$270,000,000
For the four consecutive fiscal quarters ending June 30, 2011	$270,000,000
For the four consecutive fiscal quarters ending September 30, 2011	$280,000,000
For the four consecutive fiscal quarters ending December 31, 2011	$270,000,000
For the four consecutive fiscal quarters ending March 31, 2012	$300,000,000
For the four consecutive fiscal quarters ending June 30, 2012	$330,000,000

(aa) Schedule 6.05A to the Credit Agreement is restated in its entirety as set forth on Annex A attached hereto.

2. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that (a) the Administrative Agent shall have received (i) counterparts of this Amendment duly executed by the Borrowers, the Supermajority Lenders and the Administrative Agent, (ii) the Consent and Reaffirmation attached hereto duly executed by the Subsidiary Guarantors, (iii) an amendment in respect of the Yellow Receivables Facility in form and substance similar to this Amendment and reasonably satisfactory to the Administrative Agent, (iv) the Teamsters National Freight Industry Negotiating Committee of the International Brotherhood of Teamsters shall have confirmed that this Amendment (as well as the consummation of the Recapitalization Transaction at the thresholds described in this Amendment) is acceptable, (v) the requisite funds under the Specified Pension Fund Deferral Transaction Documents have consented to the consummation of the Recapitalization Transaction at the thresholds described in this Amendment and (vi) those documents and instruments as may be reasonably requested by the Administrative Agent and (b) the Company shall have paid all previously invoiced, reasonable, out-of-pocket expenses of the Administrative Agent (including, to the extent invoiced, reasonable attorneys’ fees and expenses) in connection with this Amendment and the other Loan Documents, in each case to the extent reimbursable under the terms of the Credit Agreement.

3. Representations and Warranties of the Borrowers. Each Borrower hereby represents and warrants as follows as of the closing date of this Amendment:

(a) This Amendment and the Credit Agreement, as amended hereby, constitute legal, valid and binding obligations of such Borrower and are enforceable against such Borrower in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) As of the date hereof after giving effect to the terms of this Amendment, (i) no Default shall have occurred and be continuing and (ii) the representations and warranties of the Borrowers set forth in the Credit Agreement, as amended hereby, are true and correct in all material respects on and as of the date hereof, except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct in all material respects on and as of such earlier date.

4. Reference to and Effect on the Credit Agreement.

(a) Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b) Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

5. Release. In further consideration of the execution by the Administrative Agent and the Lenders of this Amendment, to the extent permitted by applicable law, the Company, on behalf of itself and each of its Subsidiaries, and all of the successors and assigns of each of the foregoing (collectively, the “Releasors”), hereby completely, voluntarily, knowingly, and unconditionally releases and forever discharges the Collateral Agent, the Administrative Agent, each of the Lenders, each of their advisors, professionals and employees, each affiliate of the foregoing and all of their respective permitted successors and assigns (collectively, the “Releasees”), from any and all claims, actions, suits, and other liabilities, including, without limitation, any so-called “lender liability” claims or defenses (collectively, “Claims”), whether arising in law or in equity, which any of the Releasors ever had, now has or hereinafter can, shall or may have against any of the Releasees for, upon or by reason of any matter, cause or thing whatsoever from time to time occurred on or prior to the date hereof, in any way concerning, relating to, or arising from (i) any of the Transactions, (ii) the Secured Obligations, (iii) the Collateral, (iv) the Credit Agreement or any of the other Loan Documents, (v) the financial condition, business operations, business plans, prospects or creditworthiness of the Borrowers, and (vi) the negotiation, documentation and execution of this Amendment and any documents relating hereto except for Claims determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence, bad faith or willful misconduct of such Releasee (or any of its Related Parties). The Releasors hereby acknowledge that they have been advised by legal counsel of the meaning and consequences of this release.

6. Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

8. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

YRC WORLDWIDE INC., as the Company

By:
Name:
Title:

REIMER EXPRESS LINES LTD./REIMER EXPRESS LTEE, as a Canadian Borrower

By:
Name:
Title:

YRC LOGISTICS LIMITED, as a UK Borrower

By:
Name:
Title:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Administrative Agent, as a US Tranche Lender and as US Tranche Swingline Lender

By:
Name:
Title:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, TORONTO BRANCH, as Canadian Agent, as a Canadian Tranche Lender and as Canadian Tranche Swingline Lender

By:
Name:
Title:

J.P. MORGAN EUROPE LIMITED, as UK Agent

By:
Name:
Title:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, LONDON BRANCH, as a UK Tranche Lender and as UK Tranche Swingline Lender

By:
Name:
Title:

BANK OF AMERICA, N.A., as a Syndication Agent and as a US Tranche Lender

By:
Name:
Title:

BANK OF AMERICA, N.A. (CANADA BRANCH), as a Canadian Tranche Lender

By:
Name:
Title:

BANK OF AMERICA, N.A., as Successor by Merger to LASALLE BANK NATIONAL ASSOCIATION, as a US Tranche Lender

By:
Name:
Title:

SUNTRUST BANK, as a Syndication Agent and as a US Tranche Lender

By:
Name:
Title:

US BANK NATIONAL ASSOCIATION, as a Documentation Agent, as a US Tranche Lender and as a Canadian Tranche Lender

By:
Name:
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Documentation Agent, as a US Tranche Lender and as a UK Tranche Lender

By:
Name:
Title:

BANK OF TOKYO-MITSUBISHI UFJ, LTD, as a Documentation Agent and as a US Tranche Lender

By:
Name:
Title:

THE ROYAL BANK OF SCOTLAND plc, as a US Tranche Lender and as a UK Tranche Lender

By:
Name:
Title:

BMO CAPITAL MARKETS FINANCING, INC., as a US Tranche Lender

By:
Name:
Title:

BANK OF MONTREAL, as a Canadian Tranche Lender

By:
Name:
Title:

SUMITOMO MITSUI BANKING CORPORATION, as a US Tranche Lender

By:
Name:
Title:

UMB BANK, n.a., as a US Tranche Lender

By:
Name:
Title:

TAIWAN BUSINESS BANK, as a US Tranche Lender

By:
Name:
Title:

MEGA INTERNATIONAL COMMERCIAL BANK CO., LTD., NEW YORK BRANCH, as a US Tranche Lender

By:
Name:
Title:

TAIPEI FUBON COMMERCIAL BANK CO., LTD., as a US Tranche Lender

By:
Name:
Title:

HUA NAN COMMERCIAL BANK, LTD., LOS ANGELES BRANCH, as a US Tranche Lender

By:
Name:
Title:

HUA NAN COMMERCIAL BANK, LTD., NEW YORK AGENCY, as a US Tranche Lender

By:
Name:
Title:

BANK OF COMMUNICATIONS CO., LTD., NEW YORK BRANCH, as a US Tranche Lender

By:
Name:
Title:

CHANG HWA COMMERCIAL BANK, LTD., NEW YORK BRANCH, as a US Tranche Lender

By:
Name:
Title:

FIRST COMMERCIAL BANK, LOS ANGELES BRANCH, as a US Tranche Lender

By:
Name:
Title:

[LENDER - INSERT LEGAL NAME IN CAPS AND DELETE BRACKETS], as a US Tranche Lender

By:
Name:
Title: